Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3

TO

AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of May 5, 2011 (this “Amendment”), is entered into by and among MCG Commercial Loan Funding Trust, as the seller (in such capacity, the “Seller”), MCG Capital Corporation, as the originator (in such capacity, the “Originator”) and as the servicer (in such capacity, the “Servicer”), Three Pillars Funding LLC, as a purchaser (“Three Pillars”), SunTrust Robinson Humphrey, Inc., as the administrative agent (in such capacity, the “Administrative Agent”), and Wells Fargo Bank, National Association, as the backup servicer (in such capacity, the “Backup Servicer”) and as trustee (in such capacity, the “Trustee”).

RECITALS

WHEREAS, the Seller, the Originator, the Servicer, Three Pillars, the Administrative Agent, the Backup Servicer and the Trustee are parties to the Amended and Restated Sale and Servicing Agreement dated as of February 26, 2009, as amended by an Amendment No. 1 dated as of February 17, 2010 and by an Amendment No. 2 dated as of January 25, 2011 (as so amended, the “Agreement”); and

WHEREAS, such parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Each capitalized term that is used herein without definition and that is defined or incorporated by reference in the Agreement shall have the same meaning herein as therein defined or incorporated.

2. Amendment to the Agreement. The Agreement is hereby amended as follows:

2.1 Clause (f) of Section 6.15 of the Agreement is hereby amended to replace “$500,000,000” therein with “$450,000,000”.

3. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

4. Conditions To Effectiveness. The effectiveness of the amendments in Section 2 hereof is subject to the condition precedent that each of the parties hereto shall have received counterparts of this Amendment, duly executed by all of the parties hereto.

5. Reaffirmation of Covenants, Representations and Warranties. Upon the effectiveness of this Amendment, each of the Seller, the Originator and the Servicer hereby reaffirms all covenants, representations and warranties made in the Agreement and the other Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

6. Representations and Warranties. Each of the Seller, the Originator and the Servicer hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms except as such enforceability may be limited by Insolvency Laws and by general principles of equity (whether considered in a suit at law or in equity) and (ii) upon the effectiveness of this Amendment, no Unmatured Termination Event, Termination Event or Servicer Default exists.

7. Ratification. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby. As amended, the Agreement is hereby ratified and reaffirmed by the parties hereto.

8. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

9. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

MCG COMMERCIAL LOAN FUNDING TRUST, as Seller

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:	/s/ JEANNE M. OLLER
Name: Jeanne M. Oller
Title: Assistant Vice President

MCG CAPITAL CORPORATION,
as Originator and as Servicer

By:	/s/ STEPHEN J. BACICA
Name: Stephen J. Bacica
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

S-3	Amendment to A&R SSA

THREE PILLARS FUNDING LLC, as a Purchaser

By:	/S/ DORIS J. HEARN
Name: Doris J. Hearn
Title: Vice President

SUNTRUST ROBINSON HUMPHREY, INC., as Administrative Agent

By:	/S/ EMILY SHIELDS
Name: Emily Shields
Title: Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

S-4	Amendment to A&R SSA

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Backup Servicer

By:	/s/ CHAD SCHAFER
Name: Chad Schafer
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ CHAD SCHAFER
Name: Chad Schafer
Title: Vice President

S-5	Amendment to A&R SSA